EXHIBIT NO. 10.5
FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT OF CHARLES COCOTAS
DATED JANUARY 22, 2008
This First Amendment (this “Amendment”) to the Employment Agreement of Charles Cocotas, dated as of January 22, 2008 (the “Employment Agreement”), is made as of June  _____, 2010, pursuant to Section 13 of the Employment Agreement, by and between Charles Cocotas (the “Executive”) and UFood Restaurant Group, Inc., a Nevada corporation (the “Company”).
WHEREAS, the Company and the Executive desire to amend the Employment Agreement, as further set forth herein, in order to extend the term of the Employment Agreement.
NOW, THEREFORE, in consideration of the mutual promises and conditions set forth herein, and for other good and valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, the undersigned agree as follows:
1. Section 1 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:
Employment Period. The term of the Executive’s employment by the Company pursuant to this Agreement (the “Employment Period”) shall commence on January 22, 2008 and shall continue for a period of five (5) years. Thereafter, the Employment Period shall automatically renew for successive periods of one (1) year, unless either party shall have given to the other at least one hundred and eighty (180) days’ prior written notice of their intention not to renew the Executive’s employment prior to the end of the Employment Period or the then applicable renewal term, as the case may be. In any event, the Employment Period may be terminated as provided herein.
2. In connection with the execution of this Amendment, the Company shall grant to the Executive non-qualified options to purchase 1,205,673 shares of the Company’s common stock at an exercise price of $___ per share. One-half of the options shall vest upon the date of grant, and the other half of the options shall vest in equal amounts on the first day of each month for thirty-six months following the date of grant.
3. All other terms and conditions of the Employment Agreement shall remain unmodified and in full force and effect.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this First Amendment to Executive Employment Agreement of Charles Cocotas, dated as of January 22, 2008, as of the date and year set forth above.

UFOOD RESTAURANT GROUP, INC.
By:
Name:
Title:

Charles Cocotas